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                                POWER OF ATTORNEY


We, the undersigned trustees and officers of Aetna GET Fund, Aetna Income Shares, Aetna Variable Fund and Aetna Variable Encore Fund, hereby severally constitute and appoint Michael J. Gioffre and J. Scott Fox, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

Aetna GET Fund                                         33-12723
Aetna Income Shares                                     2-47232
Aetna Variable Fund                                     2-51739
Aetna Variable Encore Fund                              2-53038

Registration Statements filed under the Investment Company Act of 1940:

Aetna GET Fund                                          811-5062
Aetna Income Shares                                     811-2361
Aetna Variable Fund                                     811-2514
Aetna Variable Encore Fund                              811-2565

hereby ratifying and confirming on this 4th day of April, 2001, our signatures as they may be signed by our said attorneys to any and all amendments to such Registration Statements.

                     Signature/Title                                             Signature/Title
                     ---------------                                             ---------------
                    /s/ J. Scott Fox                                         /s/ Stephanie A. DeSisto
----------------------------------------------------------    -------------------------------------------------------
                      J. Scott Fox                                             Stephanie A. DeSisto
                  President and Trustee                               Treasurer and Chief Financial Officer
              (Principal Executive Officer)                        (Principal Financial and Accounting Officer)


               /s/ Albert E. DePrince, Jr.                                       /s/ Sidney Koch
----------------------------------------------------------    -------------------------------------------------------
            Albert E. DePrince, Jr., Trustee                                   Sidney Koch, Trustee


                  /s/ Maria T. Fighetti                                       /s/ Corine T. Norgaard
----------------------------------------------------------    -------------------------------------------------------
               Maria T. Fighetti, Trustee                                  Corine T. Norgaard, Trustee


                   /s/ David L. Grove                                         /s/ Richard G. Scheide
----------------------------------------------------------    -------------------------------------------------------
                 David L. Grove, Trustee                                   Richard G. Scheide, Trustee


                                                  /s/ John G. Turner
                                ----------------------------------------------------
                                               John G. Turner, Trustee